UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2006

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On May 15, 2006, APAC Customer Services, Inc. (the "Company") changed its registered public accounting firm. The Company dismissed Deloitte & Touche LLP ("D&T") as its independent registered public accounting firm and approved the engagement of Ernst & Young ("E&Y") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2006. The decision to end the Company's relationship with D&T was made and approved by the Audit Committee of the Company's Board of Directors.

The reports of D&T on the Company's financial statements for the fiscal years ended January 1, 2006 and January 2, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended January 1, 2006 and January 2, 2005, and through the date of this Current Report on Form 8-K/A, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of the disagreement in its reports on the Company's financial statements for such years. During the fiscal years ended January 1, 2006 and January 2, 2005, and through the date of this Current Report on Form 8-K/A, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided D&T with a copy of this disclosure and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from D&T addressed to the SEC, dated May 30, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the fiscal years ended January 1, 2006 and January 2, 2005 and through the date of this Current Report on Form 8-K/A, neither the Company nor anyone acting on its behalf consulted E&Y regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with D&T on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in their report, or (b) a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company had provided E&Y with a copy of this Current Report on Form 8-K/A prior to filing it with the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter, dated May 30, 2006, from Deloitte & Touche LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

May 30, 2006	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter, dated May 30, 2006, from Deloitte & Touche LLP to the Securities and Exchange Commission.